UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-4019

Exact name of registrant as specified in charter:  USAA INVESTMENT TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA INVESTMENT TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  NOVEMBER 30, 2003




ITEM 1. REPORT TO STOCKHOLDERS.
USAA CORNERSTONE STRATEGY FUND - SEMIANNUAL REPORT FOR PERIOD ENDING NOVEMBER 30, 2003

[LOGO OF USAA]
   USAA(R)

                   USAA CORNERSTONE
                              STRATEGY Fund

                                 [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

                   S e m i a n n u a l   R e p o r t

--------------------------------------------------------------------------------
    NOVEMBER 30, 2003

                                             (C)2004, USAA. All rights reserved.

Table of CONTENTS
--------------------------------------------------------------------------------

   MESSAGE FROM THE PRESIDENT                                                2

   INVESTMENT OVERVIEW & MANAGERS' COMMENTARY                                5

   FINANCIAL INFORMATION

       Portfolio of Investments                                             18

       Notes to Portfolio of Investments                                    35

       Financial Statements                                                 38

       Notes to Financial Statements                                        41

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2004, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                          "

                                           WE MAY NOT HAVE REACHED THE PEAK
                                         OF THE CURRENT CYCLICAL BULL MARKET,
[PHOTO OF CHRISTOPHER W. CLAUS]              BUT WE HAVE SEEN A REMARKABLE
                                                 RUN-UP IN STOCK PRICES.

                                                          "
--------------------------------------------------------------------------------

                 Economic reports confirm that the U.S. and global economies began a robust expansion early in the autumn of 2003. We are finally seeing the results of the fiscal and monetary policies that were implemented to stimulate economic growth. The economy is benefiting from the lowest short-term interest rates in decades, reduced marginal tax rates, and increased government spending. Productivity has increased to its highest level in 20 years, and corporate America is starting once again to invest in capital goods and to add employees to its payrolls. Finally, American goods and services are more competitive in global markets because foreign currencies have gained strength over the U.S. dollar.

                 All of these positive developments have translated into the growth of the gross domestic product (GDP) and improved corporate profitability, both of which have significantly driven up stock prices. So we're left with the obvious question: Can the economy keep growing fast enough and long enough to support existing equity valuations and to provide for higher stock prices?

                 While no one can predict what will happen, we do believe that market volatility will remain the norm rather than the exception. We may not have reached the peak of the current cyclical bull market, but we have seen a remarkable run-up in stock prices. Consequently, we would not be surprised to see some form of

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 consolidation before stocks try to break through resistance levels - assuming, of course, that the economy keeps growing, more new jobs are created, corporate profitability continues to improve, and short-term rates (which are expected to increase in 2004) do not spike dramatically.

                 Whatever happens, the most effective strategy in any market cycle is a well-thought-out investment plan that incorporates asset allocation, diversification, and a true understanding of your personal tolerance for risk - all matched to your investment goals.

                 At USAA, we remain committed to helping you with your goals. We will continue to provide you with outstanding resources - a market-tested portfolio management team, world-class service, and no-load mutual funds without excessive fees, sales loads, or contractual plans.

                 For all of us here at USAA, I would like to thank you for your business.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHARGES AND OPERATING EXPENSES, REQUEST A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

                 MUTUAL FUND OPERATING EXPENSES APPLY AND CONTINUE THROUGHOUT THE LIFE OF THE FUND.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA CORNERSTONE STRATEGY FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, and precious metals and minerals) and, to a much lesser extent, in bonds and money market instruments.

                                           11/30/03               5/31/03
Net Assets                             $1,260.0 Million       $1,132.5 Million
Net Asset Value Per Share                   $24.65                 $22.22

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/03

5/31/03 TO 11/30/03*          1 YEAR          5 YEARS          10 YEARS
     10.94%                   15.72%           3.17%             6.98%

* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

                 TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED NET INVESTMENT INCOME DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                        CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                                USAA CORNERSTONE
                    S&P 500        LIPPER GLOBAL FLEXIBLE            LIPPER GLOBAL                  STRATEGY
                     INDEX         PORTFOLIO FUNDS AVERAGE        FLEXIBLE FUNDS INDEX                FUND
                    -------        -----------------------        --------------------          ----------------
11/30/1993         $10000.00             $10000.00                     $10000.00                   $10000.00
12/31/1993          10120.90              10393.56                      10527.60                    10456.71
01/31/1994          10464.66              10682.90                      10845.95                    10764.26
02/28/1994          10180.77              10452.07                      10630.75                    10639.46
03/31/1994           9737.77              10118.53                      10195.16                    10202.64
04/30/1994           9862.53              10132.90                      10242.65                    10282.88
05/31/1994          10023.75              10161.10                      10280.50                    10358.65
06/30/1994           9778.46              10010.03                      10073.46                    10202.64
07/31/1994          10099.32              10170.31                      10268.63                    10373.80
08/31/1994          10512.43              10351.03                      10486.79                    10648.04
09/30/1994          10255.57              10213.23                      10356.93                    10567.65
10/31/1994          10485.65              10238.87                      10341.35                    10492.00
11/30/1994          10104.25              10001.54                      10048.98                    10101.88
12/31/1994          10253.84              10007.18                      10057.88                    10347.21
01/31/1995          10519.57               9960.99                       9924.31                    10045.17
02/28/1995          10929.13              10115.92                      10069.01                    10196.19
03/31/1995          11251.12              10349.60                      10299.05                    10425.15
04/30/1995          11582.17              10591.85                      10533.54                    10629.76
05/31/1995          12044.39              10854.58                      10794.75                    11024.36
06/30/1995          12323.66              10933.57                      10898.64                    11146.15
07/31/1995          12732.16              11207.81                      11190.27                    11409.96
08/31/1995          12763.94              11211.20                      11182.10                    11474.64
09/30/1995          13302.30              11403.59                      11378.01                    11718.47
10/31/1995          13254.77              11356.98                      11283.02                    11504.50
11/30/1995          13835.98              11598.49                      11527.16                    11813.47
12/31/1995          14102.50              11876.68                      11787.63                    12251.03
01/31/1996          14581.92              12097.65                      12075.54                    12607.91
02/29/1996          14717.58              12043.45                      12072.58                    12674.18
03/31/1996          14859.28              12114.04                      12167.91                    12791.44
04/30/1996          15078.15              12318.61                      12432.09                    12862.82
05/31/1996          15466.35              12386.16                      12510.97                    12985.17
06/30/1996          15525.31              12434.52                      12562.80                    13061.65
07/31/1996          14839.78              12199.26                      12256.35                    12741.50
08/31/1996          15153.27              12366.54                      12437.17                    13027.11
09/30/1996          16005.38              12679.45                      12786.21                    13392.06
10/31/1996          16446.65              12853.53                      12943.82                    13587.76
11/30/1996          17688.72              13377.65                      13494.82                    14178.67
12/31/1996          17338.32              13383.98                      13513.95                    14440.62
01/31/1997          18420.95              13591.07                      13764.14                    14657.86
02/28/1997          18565.57              13699.56                      13843.60                    14728.46
03/31/1997          17804.16              13518.61                      13617.33                    14500.36
04/30/1997          18866.11              13622.19                      13750.49                    14587.26
05/31/1997          20019.54              14151.28                      14328.64                    15184.65
06/30/1997          20909.53              14587.17                      14730.06                    15733.16
07/31/1997          22572.85              15168.40                      15335.83                    16470.15
08/31/1997          21309.23              14709.43                      14895.77                    15979.10
09/30/1997          22475.60              15435.30                      15530.47                    16893.48
10/31/1997          21725.82              14947.54                      14979.78                    16458.86
11/30/1997          22730.73              15038.68                      15026.40                    16526.60
12/31/1997          23120.82              15188.40                      15155.30                    16699.45
01/31/1998          23376.30              15394.70                      15192.29                    16693.50
02/28/1998          25061.32              15954.34                      15877.26                    17276.73
03/31/1998          26343.64              16432.34                      16410.04                    17824.25
04/30/1998          26613.40              16596.90                      16554.78                    17889.71
05/31/1998          26156.59              16503.68                      16413.01                    17788.54
06/30/1998          27218.28              16480.44                      16400.15                    17687.37
07/31/1998          26930.62              16349.51                      16239.79                    17281.05
08/31/1998          23039.78              14797.63                      14442.90                    15489.31
09/30/1998          24517.00              15151.66                      14674.09                    15792.05
10/31/1998          26508.16              15825.19                      15440.31                    16329.58
11/30/1998          28114.11              16389.78                      16131.66                    16799.14
12/31/1998          29733.12              16677.58                      16517.92                    17034.97
01/31/1999          30975.99              16788.96                      16714.05                    17015.56
02/28/1999          30013.43              16404.40                      16307.56                    16556.20
03/31/1999          31213.92              16850.47                      16838.57                    16711.48
04/30/1999          32422.66              17709.22                      17743.17                    17785.46
05/31/1999          31657.88              17441.20                      17460.52                    17656.07
06/30/1999          33410.02              18036.86                      18107.76                    17953.68
07/31/1999          32371.35              18121.27                      18095.29                    17765.00
08/31/1999          32211.09              18131.76                      18031.66                    17573.69
09/30/1999          31329.14              18103.34                      17933.11                    17334.54
10/31/1999          33310.82              18299.83                      18296.71                    17553.19
11/30/1999          33987.93              18866.81                      18939.09                    17710.34
12/31/1999          35986.95              20047.17                      20212.60                    18420.32
01/31/2000          34179.09              19683.87                      19799.59                    17895.64
02/29/2000          33532.77              20611.81                      20901.16                    17739.66
03/31/2000          36811.13              20818.50                      20799.62                    18831.55
04/30/2000          35704.03              20315.53                      20103.46                    18668.47
05/31/2000          34972.09              20062.89                      19787.70                    18625.93
06/30/2000          35833.40              20708.62                      20497.01                    19008.80
07/31/2000          35273.68              20221.96                      20243.90                    18856.25
08/31/2000          37463.45              20850.75                      20934.34                    19252.30
09/30/2000          35486.13              20267.42                      20316.72                    18738.90
10/31/2000          35335.36              19932.95                      19922.99                    18570.21
11/30/2000          32551.80              19426.94                      19153.20                    18232.84
12/31/2000          32711.50              20151.17                      19928.54                    18926.16
01/31/2001          33871.37              20576.33                      20186.17                    19259.76
02/28/2001          30784.91              19605.00                      19168.21                    18540.67
03/31/2001          28835.75              18802.50                      18222.68                    17917.95
04/30/2001          31074.81              19647.38                      19151.85                    18800.14
05/31/2001          31283.28              19557.25                      19005.35                    18733.42
06/30/2001          30522.15              19318.18                      18727.59                    18444.30
07/31/2001          30221.58              19147.77                      18462.46                    18488.78
08/31/2001          28331.55              18835.28                      18006.51                    18058.80
09/30/2001          26043.89              17410.76                      16819.33                    16805.96
10/31/2001          26540.81              17945.10                      17216.78                    16969.05
11/30/2001          28576.16              18687.18                      17838.79                    17784.51
12/31/2001          28826.65              18966.92                      17860.77                    18033.02
01/31/2002          28406.20              18657.25                      17745.23                    17739.93
02/28/2002          27858.26              18624.63                      17599.66                    17840.20
03/31/2002          28906.11              19284.66                      18088.54                    18441.81
04/30/2002          27154.37              19148.35                      17844.83                    18195.00
05/31/2002          26955.02              19205.70                      18054.72                    18179.57
06/30/2002          25035.68              18544.23                      17374.79                    17531.68
07/31/2002          23084.62              17348.27                      16346.28                    16536.70
08/31/2002          23235.74              17502.29                      16427.61                    16667.82
09/30/2002          20713.01              16467.04                      15417.11                    15719.12
10/31/2002          22534.09              17125.73                      16066.17                    16297.60
11/30/2002          23859.12              17967.81                      16710.92                    16976.34
12/31/2002          22458.17              17525.02                      16285.89                    16544.33
01/31/2003          21870.97              17246.01                      16027.73                    16082.11
02/28/2003          21542.33              17034.35                      15860.04                    15858.97
03/31/2003          21750.91              17016.54                      15843.22                    15851.00
04/30/2003          23541.69              18121.07                      16764.53                    16855.13
05/31/2003          24780.86              19327.69                      17661.60                    17707.85
06/30/2003          25097.42              19455.40                      17875.16                    17962.87
07/31/2003          25540.13              19612.13                      18014.76                    18098.35
08/31/2003          26037.23              20060.32                      18395.06                    18480.88
09/30/2003          25761.55              20430.28                      18676.32                    18488.85
10/31/2003          27218.13              21229.46                      19390.85                    19341.56
11/30/2003          27457.33              21536.80                      19701.90                    19644.39

                                   [END CHART]

                      DATA FROM 11/30/93 THROUGH 11/30/03.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED NET INVESTMENT INCOME DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the following benchmarks:

                 o The S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                 o The Lipper Global Flexible Portfolio Funds Average, an average performance level of all global flexible portfolio funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

                 o The Lipper Global Flexible Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category.

8

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

MARK W. JOHNSON, CFA                        JAMES P. HOFFMANN
  USAA Investment Management Company          Wellington Management Company, LLP
  Precious Metals and Minerals Securities     Real Estate Securities

MARGARET "DIDI" WEINBLATT, Ph.D., CFA       DAVID R. MANNHEIM
  USAA Investment Management Company          MFS Investment Management
  Bonds and Money Market Instruments          International Stocks

MATTHEW E. MEGARGEL, CFA                    MARCUS L. SMITH
  Wellington Management Company, LLP          MFS Investment Management
  U.S. Stocks                                 International Stocks

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

                 The USAA Cornerstone Strategy Fund had a total return of 10.94% for the six-month period ended November 30, 2003. This compares to an 11.38% return for the Lipper Global Flexible Portfolio Funds Average, 11.55% for the Lipper Global Flexible Funds Index, and 10.80% for the S&P 500 Index.

                                            * * * *

                     THE FUND'S PERFORMANCE RECEIVED AN OVERALL MORNINGSTAR
                     RATING(TM) OF 4 STARS IN THE LARGE VALUE FUNDS CATEGORY
                  (637 FUNDS IN CATEGORY) AS OF NOVEMBER 30, 2003. THE OVERALL
                    MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED
                 AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-,
                 FIVE-, AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING METRICS.

                 REFER TO PAGE 7 FOR BENCHMARK DEFINITIONS.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATINGTM BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS, AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF THE FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 With respect to the large value funds, the USAA Cornerstone Strategy Fund received a Morningstar Rating of 5 stars for the three- and five-year periods among 637 and 505 funds, respectively, and 3 stars for the 10-year period among 187 funds, through November 30, 2003. Ratings are based on risk-adjusted returns.

HOW WERE THE FUND'S ASSETS ALLOCATED BETWEEN STOCKS AND BONDS?

                 We began the period with roughly 47% of net assets in U.S. stocks, 32% in bonds and money market instruments, 24% in international stocks, and 6% in precious metals and minerals securities. In late June 2003, we reduced the allocation to international stocks (by roughly 5.7% of total assets) and used the proceeds to increase our position in U.S. stocks. In mid-August 2003, we eliminated our position in precious metals and minerals securities and invested the proceeds in U.S. stocks. As a result of these shifts, market movements, and the performance of the Fund's managers, we ended the period with roughly 60% of net assets in U.S. stocks, 24% in bonds and money market instruments, and 20% in international stocks.

WHAT WAS THE REASONING BEHIND THE ALLOCATION SHIFTS?

                 Regarding the shift from international stocks to U.S. stocks, we were driven by a greater comfort level with economic growth and earnings progression expectations in the United States. As far as the sale of precious metals and minerals holdings, we sold these securities to invest the proceeds in U.S. stocks. In general, we believe the higher levels of volatility in markets and the more severe rotation among markets may allow us to be more opportunistic and tactical in our decision-making.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

HOW DID THE U.S. STOCK PORTION OF THE FUND PERFORM?

                 Thanks to strong stock selection and favorable sector allocations, the U.S. stock portion of the Fund outperformed the Russell 3000 Index, an index utilized by Wellington Management Company, LLP as a performance benchmark in managing the U.S. stock portion of the Fund. In terms of sector allocation, we benefited from being overweight in the best performing sector, information technology, and underweight in two of the poorest performing sectors, telecommunications and utilities. Our strongest stock selection was in information technology, as two of the top contributors to performance, Intel Corp. and International Rectifier Corp., benefited from the rally in semiconductor stocks. We also had good stock selection within the financials sector, with both Citigroup, Inc. and Merrill Lynch & Co., Inc. among the top contributors.

                 We were held back by relatively weak stock selection in the industrials and materials sector. On an absolute basis, the major detractors from performance were SBC Communications, Inc. and Wyeth. At the end of the period, the Fund continued to own SBC Communications, Inc., based on our relatively positive view of fundamentals and valuation, and Wyeth, based on its improving drug pipeline.

HOW WAS THE U.S. STOCK PORTION POSITIONED AT THE END OF THE REPORTING PERIOD?

                 As we approach the end of 2003, investor optimism surrounding the economy and the equity markets has begun to consolidate. Tax cuts, a weaker dollar, sustained productivity, and healthier balance

                 THE RUSSELL 3000 INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. WELLINGTON MANAGEMENT AND USAA UTILIZE THE RUSSELL 3000 AS A FINANCIAL MARKET PERFORMANCE BENCHMARK IN MANAGING THE U.S. STOCK PORTION OF THE FUND.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-34.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 sheets all bode well for corporate profits. In this environment, we have continued to enhance our cyclical posture, most notably by adding to our overweight position in the materials sector. At the end of the period, the largest overweights relative to the benchmark in the equity portion of the Fund were in the consumer discretionary, information technology, and industrials sectors. The Fund was underweight in consumer staples, utilities, and financials.

WHAT ABOUT THE U.S. DEBT SECURITIES (BONDS AND MONEY MARKET INSTRUMENTS) PORTION OF THE FUND?

                 The yield on the 10-year Treasury reached a low of 3.1% in mid-June 2003, but these levels proved unsustainable in light of stronger economic data, and for the six-month period, yields on 10-year Treasuries rose about 1%. Since bond prices fall when

                       HISTORICAL YIELD CURVE*

            [CHART OF HISTORICAL YIELD CURVE*]

                  5/30/03        11/28/03         CHANGE
                  -------        --------         ------
3 MONTH            1.098           0.927         -0.1707
6 MONTH            1.083           1.032         -0.0514
 2 YEAR            1.322           2.044          0.7220
 3 YEAR            1.565           2.547          0.9826
 5 YEAR            2.289           3.354          1.0648
10 YEAR            3.370           4.332          0.9618
30 YEAR            4.376           5.131          0.7549

                        [END CHART]

                 * YIELD OF TREASURY BILLS, NOTES, AND BONDS.
                   SOURCE: BLOOMBERG L.P.

12

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 yields rise, most sectors of the bond market posted negative returns for the period. The graph on the prior page shows the Treasury yield curve (the plot of Treasury interest rates versus maturity) for the beginning and end of the period.

                 During the period, the Board of Trustees of USAA Investment Trust expanded the Fund's allowable bond and money market investments. Previously, the Fund could only invest in U.S. government securities. These include securities that are guaranteed by the full faith and credit of the U.S. government, such as Treasuries and GNMA mortgage-backed securities, as well as securities issued by government-sponsored enterprises (GSEs) that are not explicitly guaranteed by the U.S. government, such as Fannie Mae and Freddie Mac. Over the past few years, Fannie Mae and Freddie Mac debt issuance has grown so large that we felt we should be able to further diversify the Fund into other investment-grade securities, including corporate and asset-backed bonds. Since October 13, 2003, the effective date of the change, we have begun gradually adding positions in other investment-grade sectors.

WHAT WAS YOUR VIEW OF THE BOND MARKET AT THE END OF THE REPORTING PERIOD?

                 Interest rates on intermediate- and longer-term securities ended the period at their highest levels of the past year, indicating that the bond market has already begun to price in an economic recovery. With interest rates higher, bonds have become a much better buy. However, since interest rates tend to rise in a recovery, we expect to continue to keep the portfolio's interest-rate sensitivity relatively low and to look for the best opportunities to invest in securities with defensive characteristics.

 . . . C O N T I N U E D
========================--------------------------------------------------------

HOW DID THE INTERNATIONAL STOCKS PORTION OF THE FUND PERFORM?

                 The international stock portion underperformed relative to its benchmark, the MSCI-EAFE Index. On the plus side, strong stock selection in the health care sector contributed to performance for the period. For example, our holding in Swiss medical devices firm Synthes-Stratec, Inc. performed well on the basis of strong sales of products used in orthopedic reconstructive surgery. The portfolio also benefited from positive stock selection and our underweight position within the energy sector. While we are underweight the sector, we continue to own Total S.A. (France). We believe the integrated oil company will benefit from strong production growth, and we like its attractive valuation relative to its industry peers.

                 L'Air Liquide S.A., a company in the basic materials sector, was a significant detractor from performance. The French company underperformed during the period primarily because its steady growth profile did not appear as attractive in the short term relative to other parts of the market that would benefit from a recovering economy, and it was coming off a period of relatively strong outperformance. A core portfolio holding, we continue to favor L'Air Liquide for its strong management, excellent franchise, and strong earnings visibility. Financial services was also a significant area of underperformance relative to the MSCI-EAFE Index. The sector did well, which hurt us since the Fund was significantly underweight. In addition, our stock selection within the sector lagged the benchmark.

                 THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST (MSCI-EAFE) INDEX IS AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENTS OF STOCK MARKETS IN EUROPE, AUSTRALIA, AND THE FAR EAST BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET. MFS INVESTMENT MANAGEMENT UTILIZES THE MSCI-EAFE AS A PERFORMANCE BENCHMARK IN MANAGING THE INTERNATIONAL STOCKS PORTION OF THE FUND.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-34.

                 FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

14

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 Some of the strongest performance within the overall sector came from Japanese banks, which rallied after declining in earlier periods due to massive amounts of nonperforming loans on their books. We do not have exposure here because we remain convinced the bad loan problems have not been sufficiently addressed.

                 Stock selection in technology and an underweight position in the sector detracted from performance for the period. Our analysts detected only a modest pickup in IT spending and continued to believe many technology stocks have expensive relative valuations.

HOW WAS THE INTERNATIONAL STOCKS PORTION POSITIONED AT THE END OF THE REPORTING PERIOD?

                 The market's revenue and earnings growth expectations, as reflected in stock prices, are factoring in a great deal of continued improvement in 2004. Our own research has led us to be more cautious about the actual degree of improvement. Therefore, we expect to continue to focus on stocks where our research analysts have a high degree of conviction about the overall quality of a company's earnings and cash flow growth potential, irrespective of its industry, market capitalization, or country of origin.

HOW DID THE PRECIOUS METALS AND MINERALS PORTION OF THE FUND PERFORM?

                 During the time the Fund was invested in precious metals and minerals, it performed well. The major factor in the market was the price of gold, which rose 9.25% over the period. The economic situation was positive for gold and precious metals, principally because times of large budget deficits and large current account deficits gererally lead to a weaker dollar, because

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 capital must be raised from overseas to fund these dollar-based deficits. Because gold acts in many ways like a currency, a weaker dollar typically translates into higher gold prices.

HOW DID THE REAL ESTATE SECURITIES PORTION OF THE FUND PERFORM?

                 The Wilshire Real Estate Securities Index had a total return of 20.88% during the period, and the Fund had no allocation to real estate securities during the period.

                 All the managers of the USAA Cornerstone Strategy Fund thank you for the confidence you've placed in us.

                 THE WILSHIRE REAL ESTATE SECURITIES INDEX MEASURES THE PERFORMANCE OF PUBLICLY TRADED REAL ESTATE SECURITIES. WELLINGTON MANAGEMENT UTILIZES THE WILSHIRE REAL ESTATE SECURITIES INDEX AS A PERFORMANCE BENCHMARK IN MANAGING THE REAL ESTATE SECURITIES PORTION OF THE FUND.

16

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

                          TOP 3 HOLDINGS IN EACH SECTOR
                                (% of Net Assets)

INTERNATIONAL STOCKS

   L'Air Liquide S.A.                                                       0.6%

   Reckitt Benckiser plc                                                    0.6%

   Vodafone Group plc                                                       0.6%

BONDS

   Kraft Foods, Inc., Notes                                                 0.2%

   LB Commercial Conduit Mortgage Trust                                     0.2%

   U.S. Small Business Administration                                       0.2%

U.S. GOVERNMENT

   Government National Mortgage Assn. Mortgage-Backed
      Pass-Through Securities, 6.50%                                        2.2%

   Freddie Mac Mortgage-Backed Pass-Through
      Securities, 6.00%                                                     1.8%

   U.S. Treasury Notes, 3.88%                                               1.2%

U.S. STOCKS

   Citigroup, Inc.                                                          2.1%

   Microsoft Corp.                                                          2.0%

   Pfizer, Inc.                                                             1.9%

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-34.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         HIGHLIGHTS

               ASSET ALLOCATION
                   11/30/03

        [PIE CHART OF ASSET ALLOCATION]

U.S. Stocks                                   60.2%
International Stocks                          19.8%
U.S. Government Agency Issues                 11.0%
Money Market Instruments                       6.9%
U.S. Treasury Securities                       3.4%
Bonds                                          3.0%

             [END OF PIE CHART]

      PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

                 TOP 10 INDUSTRIES*
                 (% of Net Assets)

Pharmaceuticals                                7.3%

Diversified Banks                              4.0%

Semiconductors                                 3.5%

Integrated Oil & Gas                           2.5%

Integrated Telecommunication Services          2.5%

Other Diversified Financial Services           2.5%

Communications Equipment                       2.4%

Broadcasting & Cable TV                        2.3%

Industrial Conglomerates                       2.2%

Systems Software                               2.0%

* EXCLUDES U.S. GOVERNMENT

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               U.S. STOCKS (60.2%)

               ADVERTISING (0.9%)
   140,700     Lamar Advertising Co.*                                                      $  4,953
    72,700     Omnicom Group, Inc.                                                            5,791
                                                                                           --------
                                                                                             10,744
                                                                                           --------

               AEROSPACE & DEFENSE (1.6%)
    73,500     General Dynamics Corp.                                                         5,944
   131,600     Lockheed Martin Corp.                                                          6,046
    94,200     United Technologies Corp.                                                      8,073
                                                                                           --------
                                                                                             20,063
                                                                                           --------

               AIR FREIGHT & LOGISTICS (0.7%)
   131,000     EGL, Inc.*                                                                     2,407
    89,300     FedEx Corp.                                                                    6,492
                                                                                           --------
                                                                                              8,899
                                                                                           --------

               AIRLINES (0.1%)
    16,950     JetBlue Airways Corp.*                                                           618
                                                                                           --------

               ALUMINUM (0.8%)
   308,100     Alcoa, Inc.                                                                   10,109
                                                                                           --------

               APPAREL, ACCESSORIES, & LUXURY GOODS (0.5%)
    42,700     Coach, Inc.*                                                                   1,701
    19,900     Columbia Sportswear Co.*                                                       1,180
    84,700     Liz Claiborne, Inc.                                                            2,965
                                                                                           --------
                                                                                              5,846
                                                                                           --------

               APPAREL RETAIL (1.1%)
    70,500     American Eagle Outfitters, Inc.*                                               1,301
    58,700     Chico's FAS, Inc.*                                                             2,253
   320,200     Gap, Inc.                                                                      6,884
   154,100     Pacific Sunwear of California, Inc.*                                           3,507
                                                                                           --------
                                                                                             13,945
                                                                                           --------

               APPLICATION SOFTWARE (0.3%)
   113,150     Cadence Design Systems, Inc.*                                                  1,893
    32,100     Manhattan Associates, Inc.*                                                      977
   114,600     Siebel Systems, Inc.*                                                          1,510
                                                                                           --------
                                                                                              4,380
                                                                                           --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
    82,800     Federated Investors, Inc. "B"                                               $  2,381
   103,100     Legg Mason, Inc.                                                               8,218
                                                                                           --------
                                                                                             10,599
                                                                                           --------

               AUTO PARTS & EQUIPMENT (0.2%)
    45,600     Lear Corp.*                                                                    2,697
                                                                                           --------

               BIOTECHNOLOGY (0.7%)
   190,700     Albany Molecular Research, Inc.*                                               2,689
    30,200     Genzyme Corp.*                                                                 1,411
   260,100     Millennium Pharmaceuticals, Inc.*                                              4,102
                                                                                           --------
                                                                                              8,202
                                                                                           --------

               BROADCASTING & CABLE TV (1.2%)
   309,700     Comcast Corp. "A"*(g)                                                          9,338
   159,200     EchoStar Communications Corp. "A"*                                             5,489
                                                                                           --------
                                                                                             14,827
                                                                                           --------

               BUILDING PRODUCTS (0.5%)
   216,400     Masco Corp.                                                                    5,886
                                                                                           --------

               CASINOS & GAMING (0.2%)
    73,800     International Game Technology, Inc.                                            2,560
                                                                                           --------

               COMMUNICATIONS EQUIPMENT (2.4%)
   109,300     Andrew Corp.*                                                                  1,286
   262,900     Brocade Communications Systems, Inc.*                                          1,601
   547,700     Cisco Systems, Inc.*                                                          12,411
    75,100     Comverse Technology, Inc.*                                                     1,444
   381,000     Corning, Inc.*                                                                 4,366
   180,700     Motorola, Inc.                                                                 2,537
   199,100     Polycom, Inc.*                                                                 3,946
   154,100     Tekelec, Inc.*                                                                 2,574
                                                                                           --------
                                                                                             30,165
                                                                                           --------

               COMPUTER HARDWARE (1.9%)
   100,800     Dell, Inc.*                                                                    3,478
   478,400     Hewlett-Packard Co.                                                           10,376
   112,600     IBM Corp.                                                                     10,195
                                                                                           --------
                                                                                             24,049
                                                                                           --------

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               COMPUTER STORAGE & PERIPHERALS (0.1%)
   116,700     Western Digital Corp.*                                                      $  1,452
                                                                                           --------

               CONSUMER FINANCE (0.4%)
    80,600     American Express Co.(g)                                                        3,684
   101,100     Providian Financial Corp.*                                                     1,143
                                                                                           --------
                                                                                              4,827
                                                                                           --------

               DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
    45,600     CheckFree Corp.*                                                               1,259
    74,400     First Data Corp.                                                               2,816
   221,600     SunGard Data Systems, Inc.*                                                    5,988
                                                                                           --------
                                                                                             10,063
                                                                                           --------

               DEPARTMENT STORES (0.3%)
    69,900     Federated Department Stores, Inc.                                              3,431
                                                                                           --------

               DISTILLERS & VINTNERS (0.2%)
    84,500     Constellation Brands, Inc. "A"*                                                2,916
                                                                                           --------

               DIVERSIFIED BANKS (2.4%)
   141,800     Bank of America Corp.(g)                                                      10,696
   247,100     Bank One Corp.                                                                10,714
   188,300     Wachovia Corp.                                                                 8,615
                                                                                           --------
                                                                                             30,025
                                                                                           --------

               DIVERSIFIED CHEMICALS (0.4%)
   129,000     Du Pont (E.I.) De Nemours & Co.(g)                                             5,348
                                                                                           --------

               DIVERSIFIED COMMERCIAL SERVICES (0.7%)
    98,100     ARAMARK Corp. "B"*                                                             2,663
   130,800     ChoicePoint, Inc.*                                                             5,003
    12,000     University of Phoenix Online*                                                    904
                                                                                           --------
                                                                                              8,570
                                                                                           --------

               ELECTRIC UTILITIES (0.6%)
   115,700     Black Hills Corp.                                                              3,733
    67,600     Exelon Corp.                                                                   4,179
                                                                                           --------
                                                                                              7,912
                                                                                           --------

               ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
   265,200     American Power Conversion Corp.                                                5,797
                                                                                           --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT MANUFACTURERS (0.3%)
   126,600     Waters Corp.*                                                               $  4,049
                                                                                           --------

               ELECTRONIC MANUFACTURING SERVICES (0.2%)
   183,200     Sanmina-SCI Corp.*                                                             2,233
                                                                                           --------

               ENVIRONMENTAL SERVICES (0.5%)
   228,200     Waste Management, Inc.                                                         6,711
                                                                                           --------

               EXCHANGE-TRADED FUND (0.6%)
    76,400     MidCap SPDR Trust Series 1(g)                                                  7,964
                                                                                           --------

               GENERAL MERCHANDISE STORES (0.3%)
   112,200     Target Corp.                                                                   4,344
                                                                                           --------

               GOLD (0.1%)
    31,600     Freeport-McMoRan Copper & Gold, Inc. "B"                                       1,376
                                                                                           --------

               HEALTH CARE DISTRIBUTORS (0.5%)
    99,400     Cardinal Health, Inc.                                                          6,077
                                                                                           --------

               HEALTH CARE EQUIPMENT (0.6%)
   104,200     Diagnostic Products Corp.                                                      4,713
    46,600     Guidant Corp.                                                                  2,645
                                                                                           --------
                                                                                              7,358
                                                                                           --------

               HEALTH CARE FACILITIES (0.3%)
   113,100     Triad Hospitals, Inc.*                                                         3,913
                                                                                           --------

               HEALTH CARE SERVICES (0.8%)
    63,100     Caremark Rx, Inc.*                                                             1,685
    63,200     Dendrite International, Inc.*                                                  1,081
   158,200     IMS Health, Inc.                                                               3,643
    34,775     Laboratory Corp. of America Holdings*                                          1,256
    81,500     Medco Health Solutions, Inc.*                                                  2,969
                                                                                           --------
                                                                                             10,634
                                                                                           --------

22

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               HEALTH CARE SUPPLIES (0.8%)
    56,500     Cooper Companies, Inc.                                                      $  2,579
   142,400     Edwards Lifesciences Corp.*                                                    4,289
    75,900     Fisher Scientific International, Inc.*                                         3,057
                                                                                           --------
                                                                                              9,925
                                                                                           --------

               HOME IMPROVEMENT RETAIL (0.9%)
   201,300     Lowe's Companies, Inc.                                                        11,736
                                                                                           --------

               HOMEBUILDING (0.4%)
   101,200     D.R. Horton, Inc.                                                              4,422
                                                                                           --------

               HOUSEHOLD PRODUCTS (0.5%)
    70,700     Procter & Gamble Co.                                                           6,804
                                                                                           --------

               HYPERMARKETS & SUPER CENTERS (0.9%)
   206,400     Wal-Mart Stores, Inc.                                                         11,484
                                                                                           --------

               INDUSTRIAL CONGLOMERATES (2.0%)
    77,700     3M Co.                                                                         6,141
   647,800     General Electric Co.                                                          18,573
                                                                                           --------
                                                                                             24,714
                                                                                           --------

               INSURANCE BROKERS (0.9%)
   166,100     Arthur J. Gallagher & Co.                                                      5,199
   127,000     Marsh & McLennan Companies, Inc.                                               5,644
                                                                                           --------
                                                                                             10,843
                                                                                           --------

               INTEGRATED OIL & GAS (1.8%)
   111,530     ChevronTexaco Corp.                                                            8,376
   395,200     Exxon Mobil Corp.                                                             14,294
                                                                                           --------
                                                                                             22,670
                                                                                           --------

               INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
   325,400     SBC Communications, Inc.                                                       7,575
                                                                                           --------

               INVESTMENT BANKING & BROKERAGE (1.6%)
   236,400     E-Trade Group, Inc.*                                                           2,560
    35,600     Goldman Sachs Group, Inc.                                                      3,421
   240,200     Merrill Lynch & Co., Inc.(g)                                                  13,631
                                                                                           --------
                                                                                             19,612
                                                                                           --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               MANAGED HEALTH CARE (0.5%)
    25,300     Coventry Health Care, Inc.*                                                 $  1,516
    48,200     Oxford Health Plans, Inc.*                                                     2,112
    25,500     Wellpoint Health Networks, Inc.*                                               2,384
                                                                                           --------
                                                                                              6,012
                                                                                           --------

               METAL & GLASS CONTAINERS (0.8%)
   457,800     Pactiv Corp.*                                                                 10,273
                                                                                           --------

               MOVIES & ENTERTAINMENT (1.1%)
   843,900     Time Warner, Inc.*                                                            13,739
                                                                                           --------

               MULTI-LINE INSURANCE (1.3%)
   286,800     American International Group, Inc.                                            16,620
                                                                                           --------

               OIL & GAS EQUIPMENT & SERVICES (0.6%)
   147,700     Schlumberger Ltd.                                                              6,930
                                                                                           --------

               OIL & GAS EXPLORATION & PRODUCTION (0.8%)
   351,900     Chesapeake Energy Corp.                                                        4,293
    94,800     EOG Resources, Inc.                                                            3,976
   157,100     Swift Energy Co.*                                                              2,229
                                                                                           --------
                                                                                             10,498
                                                                                           --------

               OTHER DIVERSIFIED FINANCIAL SERVICES (2.1%)
   549,843     Citigroup, Inc.                                                               25,865
                                                                                           --------

               PACKAGED FOODS & MEAT (0.2%)
   104,300     Hain Celestial Group, Inc.*                                                    2,406
                                                                                           --------

               PAPER PRODUCTS (0.4%)
   151,000     International Paper Co.                                                        5,619
                                                                                           --------

               PERSONAL PRODUCTS (0.5%)
   199,700     Gillette Co.                                                                   6,736
                                                                                           --------

               PHARMACEUTICALS (4.8%)
   276,000     Abbott Laboratories                                                           12,199
   145,100     Eli Lilly & Co.                                                                9,948

24

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
   155,000     King Pharmaceuticals, Inc.*                                                 $  2,001
   713,900     Pfizer, Inc.                                                                  23,952
    30,400     Watson Pharmaceuticals, Inc.*                                                  1,433
   271,700     Wyeth                                                                         10,705
                                                                                           --------
                                                                                             60,238
                                                                                           --------

               PROPERTY & CASUALTY INSURANCE (0.7%)
    50,000     Ambac Financial Group, Inc.                                                    3,438
   337,400     Travelers Property Casualty Corp. "B"                                          5,263
                                                                                           --------
                                                                                              8,701
                                                                                           --------

               PUBLISHING (0.5%)
    70,100     Gannett Co., Inc.                                                              6,071
                                                                                           --------

               RAILROADS (0.6%)
   132,000     CSX Corp.                                                                      4,473
   171,600     Norfolk Southern Corp.                                                         3,674
                                                                                           --------
                                                                                              8,147
                                                                                           --------

               REGIONAL BANKS (0.2%)
    54,500     Bank Hawaii Corp.                                                              2,254
                                                                                           --------

               RESTAURANTS (0.1%)
    25,800     Krispy Kreme Doughnuts, Inc.*                                                  1,067
                                                                                           --------

               SEMICONDUCTOR EQUIPMENT (0.7%)
   249,500     Applied Materials, Inc.*                                                       6,063
    19,200     Cabot Microelectronics Corp.*                                                  1,019
    44,700     Novellus Systems, Inc.*                                                        1,956
                                                                                           --------
                                                                                              9,038
                                                                                           --------

               SEMICONDUCTORS (3.0%)
   107,000     Analog Devices, Inc.*                                                          5,323
   111,700     Fairchild Semiconductor International, Inc. "A"*                               2,904
    21,100     Integrated Circuit Systems, Inc.*                                                628
   484,400     Intel Corp.                                                                   16,194
   141,800     International Rectifier Corp.*                                                 7,745
   180,000     Texas Instruments, Inc.                                                        5,357
                                                                                           --------
                                                                                             38,151
                                                                                           --------

               SOFT DRINKS (1.8%)
   213,700     Coca-Cola Co.                                                                  9,937
   294,500     Coca-Cola Enterprises, Inc.                                                    6,081

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                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
   134,700     PepsiCo, Inc.                                                               $  6,482
                                                                                           --------
                                                                                             22,500
                                                                                           --------

               SPECIALTY STORES (1.2%)
   195,200     Michaels Stores, Inc.                                                          9,223
    80,600     O'Reilly Automotive, Inc.*                                                     3,508
   114,400     PETsMART, Inc.                                                                 2,764
                                                                                           --------
                                                                                             15,495
                                                                                           --------

               SYSTEMS SOFTWARE (2.0%)
   993,200     Microsoft Corp.                                                               25,525
                                                                                           --------

               TECHNOLOGY DISTRIBUTORS (0.1%)
    28,100     CDW Corp.                                                                      1,679
                                                                                           --------

               THRIFTS & MORTGAGE FINANCE (0.7%)
    81,400     Countrywide Financial Corp.                                                    8,596
                                                                                           --------

               TOBACCO (0.6%)
   155,500     Altria Group, Inc.                                                             8,086
                                                                                           --------
               Total U.S. stocks (cost: $651,572)                                           758,620
                                                                                           --------

               INTERNATIONAL STOCKS (19.8%)

               AUSTRALIA (0.6%)
   311,744     News Corp. Ltd. (Movies & Entertainment)                                       2,662
   746,220     QBE Insurance Group Ltd. (Property & Casualty Insurance)(g)                    5,506
                                                                                           --------
                                                                                              8,168
                                                                                           --------

               AUSTRIA (0.3%)
    29,200     Erste Bank der oesterreichischen Sparkassen AG (Regional Banks)                3,339
                                                                                           --------

               BERMUDA (0.8%)
   259,400     Accenture Ltd. "A" (IT Consulting & Other Services)*                           6,459
    79,420     ACE Ltd. (Property & Casualty Insurance)                                       2,895
                                                                                           --------
                                                                                              9,354
                                                                                           --------

               BRAZIL (0.2%)
    45,900     Companhia Vale Do Rio Doce ADR (Diversified Metals & Mining)                   2,010
                                                                                           --------

26

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               CANADA (1.0%)
   192,900     BCE, Inc. (Integrated Telecommunication Services)                           $  4,293
    50,540     Canadian National Railway Co. (Railroads)                                      2,999
    59,190     Canadian Natural Resources Ltd. (Oil & Gas Exploration & Production)           2,635
    43,930     Encana Corp. (Integrated Oil & Gas)                                            1,607
    29,500     Talisman Energy, Inc. (Oil & Gas Exploration & Production)                     1,490
                                                                                           --------
                                                                                             13,024
                                                                                           --------

               FRANCE (3.5%)
   195,800     AXA S.A. (Multi-Line Insurance)                                                3,766
    67,000     Bouygues S.A. (Construction & Engineering)                                     2,082
    54,970     Carrefour S.A. (Food Retail)                                                   2,964
   140,581     Credit Agricole S.A. (Regional Banks)                                          3,070
   142,100     France Telecom S.A. (Integrated Telecommunication Services)*                   3,665
    48,300     L'Air Liquide S.A. (Industrial Gases)                                          7,765
    41,400     L'Oreal S.A. (Personal Products)                                               3,075
    75,170     Sanofi-Synthelabo S.A. (Pharmaceuticals)                                       5,095
    57,038     Schneider Electric S.A. (Electrical Components & Equipment)                    3,517
    66,670     Societe Television Francaise 1 (Broadcasting & Cable TV)                       2,156
    12,380     Total S.A. (Integrated Oil & Gas)                                              2,002
    60,241     Total S.A. ADR (Integrated Oil & Gas)                                          4,866
                                                                                           --------
                                                                                             44,023
                                                                                           --------

               GERMANY (0.5%)
    98,920     Bayerische Motoren Werke AG (Automobile Manufacturers)                         4,359
    37,700     Schering AG (Pharmaceuticals)                                                  1,898
                                                                                           --------
                                                                                              6,257
                                                                                           --------

               HONG KONG (0.2%)
   790,000     Esprit Holdings Ltd. (Apparel Retail)                                          2,524
                                                                                           --------

               HUNGARY (0.2%)
   100,600     OTP Bank Ltd. GDR (Regional Banks)*                                            2,440
                                                                                           --------

               INDONESIA (0.0%)(m)
 1,015,500     PT Bank Rakyat Indonesia (Regional Banks)*                                       125
                                                                                           --------

               IRELAND (0.4%)
    24,900     Depfa Bank plc (Specialized Finance)                                           2,859
   128,920     Irish Life & Permanent plc (Other Diversified Financial Services)              1,817
                                                                                           --------
                                                                                              4,676
                                                                                           --------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               ITALY (0.1%)
   117,000     RAS S.p.A. (Multi-Line Insurance)                                           $  1,885
                                                                                           --------

               JAPAN (2.7%)
   164,000     Bridgestone Corp. (Tires & Rubber)                                             2,179
    82,000     Canon, Inc. (Electronic Equipment Manufacturers)                               3,789
   303,000     Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)(g)                            4,095
       518     Fuji Television Network, Inc. (Broadcasting & Cable TV)                        2,559
    92,300     Honda Motor Co. Ltd. (Automobile Manufacturers)                                3,776
       919     Japan Telecom Holdings Co. Ltd. (Integrated
                Telecommunication Services)                                                   2,324
       612     KDDI Corp. (Integrated Telecommunication Services)                             3,191
    26,200     Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)                                    986
    39,300     Seiko Epson Corp. (Office Electronics)*                                        1,493
    46,300     Takeda Chemical Industries Ltd. (Pharmaceuticals)                              1,775
   127,000     Tokyo Broadcasting System Inc. (Broadcasting & Cable TV)                       1,970
   932,000     Tokyo Gas Co. Ltd. (Gas Utilities)                                             3,191
   163,000     Yamaha Corp. (Consumer Electronics)                                            2,913
                                                                                           --------
                                                                                             34,241
                                                                                           --------

               KOREA (0.3%)
     5,860     Samsung Electronics Co. Ltd. (Semiconductors)                                  2,267
    11,640     Samsung SDI Co. Ltd. (Computer Storage & Peripherals)                          1,181
                                                                                           --------
                                                                                              3,448
                                                                                           --------

               NETHERLANDS (0.9%)
   592,430     Reed Elsevier N.V. (Publishing)                                                7,193
   128,700     STMicroelectronics N.V. (Semiconductors)                                       3,564
                                                                                           --------
                                                                                             10,757
                                                                                           --------

               NORWAY (0.2%)
   278,500     DNB Holdings ASA (Diversified Banks)                                           1,683
    20,800     Gjensidige NOR ASA (Other Diversified Financial Services)                        907
                                                                                           --------
                                                                                              2,590
                                                                                           --------

               SINGAPORE (0.5%)
   260,000     DBS Group Holdings Ltd. (Diversified Banks)                                    2,112
 3,235,000     Singapore Telecommunications Ltd. (Integrated Telecommunication Services)      3,359
   161,000     United Overseas Bank Ltd. (Diversified Banks)                                  1,205
                                                                                           --------
                                                                                              6,676
                                                                                           --------

28

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                                                                                             MARKET
    NUMBER                                                                                    VALUE
 OF SHARES     SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               SPAIN (0.7%)
   220,550     Iberdrola S.A. (Electric Utilities)                                         $  3,808
   356,898     Telefonica S.A. (Integrated Telecommunication Services)                        4,624
                                                                                           --------
                                                                                              8,432
                                                                                           --------

               SWEDEN (0.4%)
   226,000     Hennes & Mauritz AB "B" (Apparel Retail)                                       5,286
                                                                                           --------

               SWITZERLAND (2.2%)
   100,000     Credit Suisse Group (Diversified Banks)                                        3,322
    15,692     Nestle S.A. (Packaged Foods & Meat)                                            3,652
   158,410     Novartis AG (Pharmaceuticals)                                                  6,698
    43,600     Roche Holdings AG (Pharmaceuticals)                                            3,934
    10,040     Straumann AG (Health Care Supplies)                                            1,283
    33,242     Syngenta AG (Specialty Chemicals)                                              2,037
     2,680     Synthes-Stratec, Inc. (Health Care Equipment)                                  2,439
    73,436     UBS AG (Diversified Banks)                                                     4,735
                                                                                           --------
                                                                                             28,100
                                                                                           --------

               UNITED KINGDOM (4.1%)
    97,290     AstraZeneca plc (Pharmaceuticals)                                              4,422
   234,770     BOC Group plc (Diversified Chemicals)                                          3,277
   343,983     BP plc (Oil & Gas Exploration & Production)                                    2,404
   290,800     British Sky Broadcasting Group plc (Broadcasting & Cable TV)*                  3,376
    86,840     Capital Radio plc (Movies & Entertainment)                                       701
   318,860     Diageo plc (Distillers & Vintners)                                             3,981
   111,310     GlaxoSmithKline plc (Pharmaceuticals)                                          2,513
     3,190     GlaxoSmithKline plc ADR (Pharmaceuticals)                                        146
     7,300     GlobalSantaFe Corp. (Oil & Gas Drilling)                                         157
 1,950,340     Granada plc (Broadcasting & Cable TV)                                          4,131
   701,140     Kingfisher plc (Home Improvement Retail)                                       3,329
   107,010     Next plc (Apparel Retail)                                                      2,055
   341,220     Reckitt Benckiser plc (Household Products)                                     7,457
   131,444     Royal Bank Scotland Group plc (Diversified Banks)                              3,674
 3,183,730     Vodafone Group plc (Wireless Telecommunication Services)                       7,320
   450,300     William Hill plc (Casinos & Gaming)                                            3,032
                                                                                           --------
                                                                                             51,975
                                                                                           --------
               Total international stocks (cost: $193,879)                                  249,330
                                                                                           --------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

 PRINCIPAL                                                                                          MARKET
    AMOUNT                                                        COUPON                             VALUE
     (000)     SECURITY                                             RATE           MATURITY          (000)
----------------------------------------------------------------------------------------------------------
               CORPORATE OBLIGATIONS (1.0%)

               CONSUMER FINANCE (0.2%)
   $ 2,000     General Motors Acceptance Corp., Notes               2.41%(c)     10/20/2005     $    2,006
                                                                                                ----------

               ELECTRIC UTILITIES (0.1%)
     2,000     Pinnacle West Capital Corp., Senior Notes            1.97(c)      11/01/2005          2,001
                                                                                                ----------

               GAS UTILITIES (0.1%)
     1,000     Valero Logistics Operations, LP, Senior Notes        6.05          3/15/2013          1,034
                                                                                                ----------

               OIL & GAS EQUIPMENT & SERVICES (0.2%)
     2,000     Halliburton Co., Notes(b)                            2.66(c)      10/17/2005          2,023
                                                                                                ----------

               OIL & GAS EXPLORATION & PRODUCTION (0.1%)
     1,000     Nexen Inc., Notes                                    5.05         11/20/2013            982
                                                                                                ----------

               PACKAGED FOODS & MEAT (0.2%)
     2,000     Kraft Foods, Inc., Notes                             4.63         11/01/2006          2,076
                                                                                                ----------

               PAPER PRODUCTS (0.1%)
     2,000     MeadWestvaco Corp., Notes(k)                         1.75(c)      12/01/2005          2,000
                                                                                                ----------
               Total corporate obligations (cost: $12,113)                                          12,122
                                                                                                ----------

               EURODOLLAR AND YANKEE OBLIGATIONS (0.8%)

               FOREIGN GOVERNMENT (0.2%)
     2,000     Republic of Poland, Notes                            5.25          1/15/2014          2,010
                                                                                                ----------

               INDUSTRIAL CONGLOMERATES (0.2%)
     2,000     Hutchison Whampoa International Ltd.,
                Senior Notes(b,g)                                   5.45         11/24/2010          2,000
                                                                                                ----------

               INTEGRATED OIL & GAS (0.1%)
     2,000     BP plc, Notes                                        2.75         12/29/2006          1,988
                                                                                                ----------

30

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

 PRINCIPAL                                                                                          MARKET
    AMOUNT                                                        COUPON                             VALUE
     (000)     SECURITY                                             RATE           MATURITY          (000)
----------------------------------------------------------------------------------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
   $ 2,000     Telecom Italia Capital, Company Guaranty Notes(b)    4.00%        11/15/2008     $    2,000
                                                                                                ----------

               OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     2,000     Canadian Oil Sands Ltd., Notes(b)                    5.80          8/15/2013          2,052
                                                                                                ----------
                 Total eurodollar and yankee obligations
                   (cost: $10,029)                                                                  10,050
                                                                                                ----------

               ASSET-BACKED SECURITIES (0.8%)

               ASSET-BACKED FINANCING
     2,000     DaimlerChrysler Auto Trust, Series 2003-B,
                 Class A2(b,f,k)                                    1.61          7/08/2006          2,000
     1,906     Harley-Davidson Motorcycle Trust 2003-4,
                 Contract-Backed Notes, Class A1                    1.47          4/15/2008          1,905
     2,000     SLM Student Loan Trust, Series 2003-12,
                 Class A1                                           1.18(c)      12/15/2009          2,002
     3,000     U.S. Small Business Administration,
                 Participation Certificates, Series 2003-20(F)      4.07          6/01/2023          2,823
     2,000     Volkswagen Auto Loan Enhanced Trust 2003-2,
                 Notes, Class A2                                    1.55          6/20/2006          2,001
                                                                                                ----------
               Total asset-backed securities (cost: $10,906)                                        10,731
                                                                                                ----------

               COMMERCIAL MORTGAGE SECURITIES (0.2%)

               COMMERICAL MORTGAGE-BACKED SECURITIES
     1,962     LB Commercial Conduit Mortgage Trust, Series
                1995-C2, Class C (cost: $2,026)                     7.68          9/25/2025          2,053
                                                                                                ----------

               U.S. GOVERNMENT AGENCY ISSUES (11.0%)(l)

               FANNIE MAE COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)+
     1,038     5.50%, 8/25/2013                                                                      1,045
                                                                                                ----------

               FANNIE MAE DEBENTURES (1.1%)+
     5,000     5.25%, 8/1/2012                                                                       5,094
     7,100     7.13%, 6/15/2010                                                                      8,305
                                                                                                ----------
                                                                                                    13,399
                                                                                                ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

 PRINCIPAL                                                                                          MARKET
    AMOUNT                                                                                           VALUE
     (000)     SECURITY                                                                              (000)
----------------------------------------------------------------------------------------------------------
               FANNIE MAE MORTGAGE-BACKED PASS-THROUGH SECURITIES (1.5%)+
   $ 9,503     5.00%, 5/1/2033                                                                  $    9,336
     2,505     6.00%, 12/1/2016                                                                      2,617
     4,620     6.50%, 10/1/2016 - 2/1/2030                                                           4,842
     1,940     7.00%, 2/1/2030 - 8/1/2030                                                            2,049
                                                                                                ----------
                                                                                                    18,844
                                                                                                ----------

               FREDDIE MAC COLLATERALIZED MORTGAGE OBLIGATIONS (0.6%)+
     5,123     6.00%, 12/1/2031                                                                      5,342
     1,760     6.50%, 11/15/2012                                                                     1,781
                                                                                                ----------
                                                                                                     7,123
                                                                                                ----------

               FREDDIE MAC MORTGAGE-BACKED PASS-THROUGH SECURITIES (2.5%)+
     8,581     5.50%, 4/1/2033                                                                       8,638
    22,084     6.00%, 2/1/2033                                                                      22,712
                                                                                                ----------
                                                                                                    31,350
                                                                                                ----------

               GOVERNMENT NATIONAL MORTGAGE ASSN. COLLATERALIZED MORTGAGE
               OBLIGATIONS (0.9%)
     3,599     5.00%, 7/20/2026                                                                      3,616
     5,000     5.50%, 5/1/2033                                                                       4,982
     2,369     6.50%, 5/20/2014                                                                      2,417
     1,000     7.00%, 11/16/2016                                                                     1,059
                                                                                                ----------
                                                                                                    12,074
                                                                                                ----------

               GOVERNMENT NATIONAL MORTGAGE ASSN. MORTGAGE-BACKED
               PASS-THROUGH SECURITIES (3.8%)
     7,139     6.00%, 9/15/2028 - 1/15/2033                                                          7,400
    26,789     6.50%, 5/15/2023 - 9/15/2032                                                         28,194
     6,335     7.00%, 12/15/2031 - 6/15/2032                                                         6,739
     2,625     7.50%, 3/15/2017 - 4/20/2031                                                          2,795
     2,070     8.00%, 6/15/2016 - 8/20/2030                                                          2,232
       304     8.50%, 9/15/2009 - 2/15/2017                                                            336
        26     9.00%, 6/15/2016 - 10/15/2016                                                            29
       472     9.50%, 6/15/2009 - 8/15/2017                                                            524
        12     9.80%, 4/15/2017                                                                         14
       124     10.00%, 11/15/2009 - 12/15/2009                                                         137
        13     11.50%, 3/15/2013                                                                        15
                                                                                                ----------
                                                                                                    48,415
                                                                                                ----------

32

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

 PRINCIPAL                                                                                          MARKET
    AMOUNT                                                        COUPON                             VALUE
     (000)     SECURITY                                             RATE           MATURITY          (000)
----------------------------------------------------------------------------------------------------------
               OTHER U.S. GOVERNMENT AGENCIES (0.5%)
   $ 2,000     Perforadora Centrale S.A. de C.V. "A",
                Guaranteed Bond, Series A, Title XI                 5.24%        12/15/2018     $    2,022
     4,762     Rowan Companies, Inc., Guaranteed Bond, Title XI     2.80         10/20/2013          4,532
                                                                                                ----------
                                                                                                     6,554
                                                                                                ----------

               Total U.S. government agency issues
                (cost: $136,987)                                                                   138,804
                                                                                                ----------

               U.S. TREASURY SECURITIES (3.4%)

               INFLATION-INDEXED NOTES (1.5%)(a)
     8,343     3.38%, 1/15/2012(g)                                                                   9,292
     8,512     3.50%, 1/15/2011(g)                                                                   9,510
                                                                                                ----------
                                                                                                    18,802
                                                                                                ----------

               NOTES (1.9%)
    10,000     2.63%, 11/15/2006(g)                                                                 10,028
    15,000     3.88%, 2/15/2013(g)                                                                  14,589
                                                                                                ----------
                                                                                                    24,617
                                                                                                ----------
               Total U.S. treasury securities (cost: $41,661)                                       43,419
                                                                                                ----------

               MUNICIPAL BONDS (0.2%)

               ENVIRONMENTAL SERVICES
     2,000     California State Financing Auth. PCRB(e,k)
                 (cost: $2,000)                                     2.00         12/01/2033          2,000
                                                                                                ----------

    NUMBER
 OF SHARES
----------
               MONEY MARKET INSTRUMENTS (6.9%)

               MONEY MARKET FUNDS (1.4%)
               -------------------------
  4,724,475    AIM Short-Term Investment Co. Liquid Assets Portfolio, 1.02%(h,i)                     4,724
  8,721,099    Merrill Lynch Premier Institutional Fund, 1.04%(h,i)                                  8,721
     66,345    SSgA Prime Money Market Fund, 0.72%(h)                                                   66
  3,757,734    SSgA U.S. Government Money Market Fund, 0.66%(h)                                      3,758
      2,697    SSgA U.S. Treasury Money Market Fund, 0.83%(h)                                            3
                                                                                                ----------
                                                                                                    17,272
                                                                                                ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

 PRINCIPAL                                                                                          MARKET
    AMOUNT                                                        COUPON                             VALUE
     (000)     SECURITY                                             RATE           MATURITY          (000)
----------------------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS (3.2%)
               ----------------------------
   $14,000     Bank One Capital Markets, Inc., 1.06%, acquired
                 on 11/28/2003 and due 12/01/2003 at $14,000
                 (collateralized by $14,315 Freddie Mac
                 discount notes, due 2/19/2004; market value
                 of $14,281)(i,j)                                                               $   14,000
    10,500     CS First Boston Corp., 1.06%, acquired on
                 11/28/2003 and due 12/01/2003 at $10,500
                 (collateralized by $10,615 Freddie Mac
                 notes, due 11/5/2012; market value
                 of $10,712)(i,j)                                                                   10,500
    13,500     Lehman Brothers, Inc., 1.06%, acquired on
                 11/28/2003 and due 12/01/2003 at $13,500
                 (collateralized by $13,810 Freddie Mac
                 discount notes, due 3/01/2004; market
                 value of $13,771)(i,j)                                                             13,500
     2,335     Morgan Stanley & Co., Inc., 1.03%, acquired
                 on 11/28/2003 and due 12/01/2003 at $2,335
                 (collateralized by $10 U.S. Treasury bill,
                 due 12/11/2003 and $2,425 Fannie Mae
                 Strips, due 1/15/2004; total market
                 value of $2,431)(i,j)                                                               2,335
                                                                                                ----------
                                                                                                    40,335
                                                                                                ----------

               COMMERCIAL PAPER (2.2%)
               -----------------------
               ASSET-BACKED FINANCING (0.5%)
     4,569     Lockhart Funding LLC(b,d)                            1.10%        12/03/2003          4,568
     2,297     Windmill Funding Corp.(b,d)                          1.04         12/03/2003          2,297
                                                                                                ----------
                                                                                                     6,865
                                                                                                ----------

               DIVERSIFIED BANKS (0.3%)
     3,537     UBS Finance, Inc.                                    1.03         12/02/2003          3,537
                                                                                                ----------

               MULTI-LINE INSURANCE (0.2%)
     3,000     ZCM Matched Funding Corp.(b,d)                       1.06         12/16/2003          2,999
                                                                                                ----------

34

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

 PRINCIPAL                                                                                          MARKET
    AMOUNT                                                        COUPON                             VALUE
     (000)     SECURITY                                             RATE           MATURITY          (000)
----------------------------------------------------------------------------------------------------------
               OIL & GAS REFINING & MARKETING &
                  TRANSPORTATION (1.0%)
  $  5,000     Koch Industries(b,d)                                 1.00%        12/02/2003     $    5,000
     7,500     Motiva Enterprises                                   1.03         12/01/2003          7,500
                                                                                                ----------
                                                                                                    12,500
                                                                                                ----------

               OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
     2,570     Wheels, Inc.(b,d)                                    1.20         12/01/2003          2,570
                                                                                                ----------
                                                                                                    28,471
                                                                                                ----------

               DISCOUNT NOTE (0.1%)
               --------------------
     1,536     Fannie Mae                                           0.95         12/01/2003          1,536
                                                                                                ----------
               Total money market instruments (cost: $87,614)                                       87,614
                                                                                                ----------

               TOTAL INVESTMENTS (COST: $1,148,787)                                             $1,314,743
                                                                                                ==========

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         GDR - Global depositary receipts are receipts isssued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

         (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

36

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

         (c) Variable- or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at November 30, 2003.

         (d) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (e) Security has a mandatory put effective December 1, 2004, which shortens its effective maturity date.

         (f) Security was fair valued at November 30, 2003, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

         (g) The security or a portion thereof was out on loan as of November 30, 2003.

         (h) Rate represents the money market fund annualized seven-day yield at November 30, 2003.

         (i) Investment was purchased with the cash collateral proceeds received from securities loaned.

         (j) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is marked-to-market daily to ensure its market value is equal to or in excess of the resale price of the repurchase agreement.

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

         (k) At November 30, 2003, the cost of securities purchased on a when-issued basis was $6,000,000.

         (l) U.S. government agency issues - mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government agencies are supported by the full faith and credit of the U.S. government. Securities issues by government-sponsored enterprises (GSEs) indicated with "+" are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (m) Represents less than 0.1% of net assets.

         * Non-income-producing security for the 12 months preceding November 30, 2003.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

ASSETS

   Investments in securities, at market value (including securities on
     loan of $51,960) (identified cost of $1,148,787)                          $1,314,743
   Cash                                                                                21
   Receivables:
      Capital shares sold                                                             248
      USAA Investment Management Company                                               59
      Dividends and interest                                                        3,108
      Securities sold                                                               8,325
      Other                                                                             7
   Unrealized appreciation on foreign currency contracts held, at value                 1
                                                                               ----------
         Total assets                                                           1,326,512
                                                                               ----------

LIABILITIES

   Payables:
      Upon return of securities loaned                                             53,706
      Securities purchased (when-issued of $6,000)                                 11,442
      Capital shares redeemed                                                         262
   Accrued management fees                                                            769
   Accrued transfer agent's fees                                                      216
   Other accrued expenses and payables                                                158
                                                                               ----------
         Total liabilities                                                         66,553
                                                                               ----------
            Net assets applicable to capital shares outstanding                $1,259,959
                                                                               ==========

NET ASSETS CONSIST OF:

   Paid-in capital                                                             $1,110,663
   Accumulated undistributed net investment income                                 10,773
   Accumulated net realized loss on investments                                   (27,464)
   Net unrealized appreciation of investments                                     165,956
   Net unrealized appreciation on foreign currency translations                        31
                                                                               ----------
            Net assets applicable to capital shares outstanding                $1,259,959
                                                                               ==========
   Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                                  51,115
                                                                               ==========
   Net asset value, redemption price, and offering price per share             $    24.65
                                                                               ==========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA CORNERSTONE STRATEGY FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2003 (UNAUDITED)

INVESTMENT INCOME

   Dividends (net of foreign taxes withheld of $195)               $  6,362
   Interest                                                           4,811
   Securities lending                                                    70
                                                                   --------
      Total income                                                   11,243
                                                                   --------

EXPENSES

   Management fees                                                    4,475
   Administrative and servicing fees                                    894
   Transfer agent's fees                                              1,285
   Custodian's fees                                                     261
   Postage                                                              132
   Shareholder reporting fees                                           116
   Trustees' fees                                                         4
   Registration fees                                                     22
   Professional fees                                                     56
   Other                                                                  8
                                                                   --------
      Total expenses                                                  7,253
   Expenses reimbursed                                                 (139)
   Expenses paid indirectly                                            (128)
                                                                   --------
      Net expenses                                                    6,986
                                                                   --------
NET INVESTMENT INCOME                                                 4,257
                                                                   --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

   Net realized gain (loss) on:
      Investments                                                    29,634
      Foreign currency transactions                                    (102)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                    90,140
      Foreign currency translations                                     (23)
                                                                   --------
            Net realized and unrealized gain                        119,649
                                                                   --------
   Increase in net assets resulting from operations                $123,906
                                                                   ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA CORNERSTONE STRATEGY FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2003 (UNAUDITED),
AND YEAR ENDED MAY 31, 2003


FROM OPERATIONS                                              11/30/2003      5/31/2003
                                                             -------------------------

   Net investment income                                     $    4,257     $   14,301
   Net realized gain (loss) on investments                       29,634        (25,601)
   Net realized loss on foreign currency transactions              (102)           (83)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                90,140        (22,114)
      Foreign currency translations                                 (23)           (16)
                                                             -------------------------
         Increase (decrease) in net assets resulting
           from operations                                      123,906        (33,513)
                                                             -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                              -        (13,120)
   Net realized gains                                                 -        (21,185)
                                                             -------------------------
      Distributions to shareholders                                   -        (34,305)
                                                             -------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                     57,771         85,029
   Shares issued for dividends reinvested                             -         33,431
   Cost of shares redeemed                                      (54,262)      (115,229)
                                                             -------------------------

      Increase in net assets from capital
         share transactions                                       3,509          3,231
                                                             -------------------------
   Net increase (decrease) in net assets                        127,415        (64,587)

NET ASSETS

      Beginning of period                                     1,132,544      1,197,131
                                                             -------------------------
      End of period                                          $1,259,959     $1,132,544
                                                             =========================
   Accumulated undistributed net investment income:
      End of period                                          $   10,773     $    6,516
                                                             =========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                                    2,475          4,055
   Shares issued for dividends reinvested                             -          1,600
   Shares redeemed                                               (2,324)        (5,491)
                                                             -------------------------
      Increase in shares outstanding                                151            164
                                                             =========================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of nine separate funds. The information presented in this semiannual report pertains only to the USAA Cornerstone Strategy Fund (the Fund). The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

              A. SECURITY VALUATION - The value of each security is determined
                 (as of the close of trading on the New York Stock Exchange on each business day the exchange is open) as set forth below:

                 1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

                 2. Investments in open-end investment companies are valued at their net asset value at the end of each business day.

                 3. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

42

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                 4. Other debt securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

                 5. Securities for which market quotations are not readily
                    available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees.

              B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

              C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                 upon notification. Interest income is recorded on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

              D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

              E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                 1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

                 2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

                 The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of

44

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                 securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                 Separately, net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the Fund's tax year-end of May 31, 2004, net realized foreign currency gains/losses will be reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

              F. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and
                 payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent that the Fund makes such purchases while remaining substantially fully invested. As of November 30, 2003, the cost of outstanding when-issued commitments for the Fund was $6,000,000.

              G. EXPENSES PAID INDIRECTLY - A portion of the brokerage
                 commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through other fee-offset

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                 arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. For the six-month period ended November 30, 2003, these fee-offset arrangements reduced the Fund's expenses by $128,000.

              H. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a 0.50% markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets.

         The USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are

46

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

         allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2003.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2004, in accordance with applicable tax law.

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2003, the Fund had capital loss carryovers of $22,715,000 for federal income tax purposes, which, if not offset by subsequent capital gains, will expire between 2008 and 2011. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire. The capital loss carryovers of the Fund include capital losses acquired from a merger on April 26, 2002, from which the Fund acquired all of the net assets of the USAA Growth Strategy Fund. The Fund also acquired unrealized capital losses as a result of this merger. The yearly utilization of the acquired capital losses and unrealized losses may be limited by the Internal Revenue Code.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2003, were $587,105,000 and $594,767,000, respectively.

         The cost of securities at November 30, 2003, for federal income tax purposes, was approximately the same as that reported in the financial statements.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

         Gross unrealized appreciation and depreciation of investments as of November 30, 2003, were $179,397,000 and $13,441,000, respectively, resulting in net unrealized appreciation of $165,956,000.

(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

         A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund may enter into currency contracts in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. The Fund may also enter into currency contracts to hedge against foreign currency exchange risks on the non-U.S. dollar denominated securities held in the Fund's portfolio. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

         At November 30, 2003, the terms of open foreign currency contracts were as follows (in thousands):

                              FOREIGN CURRENCY CONTRACTS TO SELL
----------------------------------------------------------------------------------------------------
                                        U.S. DOLLAR                                    UNREALIZED
EXCHANGE          CONTRACTS TO          VALUE AS OF            IN EXCHANGE            APPRECIATION/
  DATE              RECEIVE               11/30/03           FOR U.S. DOLLAR          (DEPRECIATION)
----------------------------------------------------------------------------------------------------
12/01/03             36,563                $334                   $335                     $1
                  Japanese Yen
12/02/03             33,519                 306                    306                      -
                  Japanese Yen
12/03/03             4,727                   43                     43                      -
                  Japanese Yen
----------------------------------------------------------------------------------------------------
                                           $683                   $684                     $1
----------------------------------------------------------------------------------------------------

48

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

(6) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. As of November 30, 2003, the Fund loaned securities having a fair market value of approximately $51,960,000 and received cash collateral of $53,706,000 for the loans. Of this amount, $53,780,000 was invested in money market instruments, as noted in the Fund's portfolio of investments and $(74,000) remained as a cash overdraft. The overdraft was cleared on the next business day.

(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies, directly manages portions of the Fund's portfolio, and provides portfolio management oversight of the Fund's assets managed by subadvisers. The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                 The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                 The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)            AS A % OF THE FUND'S AVERAGE NET ASSETS
-----------------------------------------------------------------------
+/- 1.00% to 4.00%              +/- 0.04%
+/- 4.01% to 7.00%              +/- 0.05%
+/- 7.01% and greater           +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

                 For the six-month period ended November 30, 2003, the Fund incurred total management fees, paid or payable to the Manager, of $4,475,000, which included a performance adjustment of $0.

              B. SUBADVISORY ARRANGEMENTS - The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management) and MFS Investment Management (MFS), under which Wellington

50

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

                 Management directs the investment and reinvestment of portions of the Fund's assets invested in U.S. stocks and real estate securities (as allocated from time to time by the Manager), and MFS directs the investment and reinvestment of the portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager). The Manager (not the Fund) pays Wellington Management and MFS a subadvisory fee.

              C. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2003, the Fund incurred administrative and servicing fees, paid or payable to the Manager, of $894,000.

              D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.19% of the Fund's average annual net assets, excluding the effect of any fee-offset arrangements, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. For the six-month period ended November 30, 2003, the Fund incurred reimbursable expenses of $139,000.

              E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
                 USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. For the six-month period ended November 30, 2003, the Fund incurred transfer agent's fees, paid or payable to USAA Transfer Agency Company, of $1,285,000.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

              F. UNDERWRITING SERVICES - The Manager provides exclusive
                 underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated Trustees or Fund officers received any compensation from the Fund.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
--------------------------------------------------------------------------------

         During the six-month period ended November 30, 2003, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, security transactions were executed between the Fund and the following affiliated USAA funds at the then current market price with no brokerage commissions incurred:

                                                                                   NET REALIZED
                                                                   COST TO            GAIN
            SELLER                      PURCHASER                 PURCHASER         TO SELLER
-----------------------------------------------------------------------------------------------
USAA Cornerstone Strategy Fund     USAA Precious Metals
                                    and Minerals Fund             $5,731,000        $1,182,000

52

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
NOVEMBER 30, 2003 (UNAUDITED)

(10) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                     SIX-MONTH
                                    PERIOD ENDED
                                    NOVEMBER 30,                             YEAR ENDED MAY 31,
                                    -------------------------------------------------------------------------------------
                                          2003               2003           2002           2001         2000         1999
                                    -------------------------------------------------------------------------------------
Net asset value at beginning of
  period                            $    22.22         $    23.57     $    25.26     $    26.27   $    27.29   $    29.89
                                    -------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                    .08                .27            .39(d)         .58          .63          .88
  Net realized and unrealized
    gain (loss)                           2.35               (.93)         (1.16)(d)       (.40)         .80        (1.14)
                                    -------------------------------------------------------------------------------------
Total from investment operations          2.43               (.66)          (.77)           .18         1.43         (.26)
                                    -------------------------------------------------------------------------------------
Less distributions:
  From net investment income                 -               (.26)          (.57)          (.48)        (.78)        (.81)
  From realized capital gains                -               (.43)          (.35)          (.71)       (1.67)       (1.53)
                                    -------------------------------------------------------------------------------------
Total distributions                          -               (.69)          (.92)         (1.19)       (2.45)       (2.34)
                                    -------------------------------------------------------------------------------------
Net asset value at end of period    $    24.65         $    22.22     $    23.57     $    25.26   $    26.27   $    27.29
                                    =====================================================================================
Total return (%)*                        10.94              (2.59)         (2.96)           .58         5.49         (.74)
Net assets at end of period (000)   $1,259,959         $1,132,544     $1,197,131     $1,016,101   $1,097,170   $1,257,817
Ratio of expenses to average
  net assets (%)**                        1.19(a,b,c)        1.19(b,c)      1.16(b,c)      1.07(b)      1.09         1.05
Ratio of expenses to average
  net assets, excluding
  reimbursements (%)**                    1.22(a,b)          1.27(b)        1.17(b)         N/A          N/A          N/A
Ratio of net investment income
  to average net assets (%)**              .71(a)            1.34           1.69(d)        2.26         2.43         3.12
Portfolio turnover (%)                   49.51             131.07          30.52          54.67        37.46        46.27

  * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
 ** For the six-month period ended November 30, 2003, average net assets were $1,193,264,000.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses, excluding any fee-offset arrangements, which decreased the Fund's expense ratios as follows:
                                          (.02)%             (.01)%            -              -          N/A          N/A
(c) Effective April 26, 2002, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.19% of its average net assets.
(d) In 2001, a change in amortization method was made as required by a recently issued accounting pronouncement.
    Without that change, these amounts would have been:
       Net investment income                                                $      .39
       Net realized and unrealized loss                                     $    (1.16)
       Ratio of net investment income to average net assets                       1.70%

             TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                             Robert L. Mason, Ph.D.
                             Michael F. Reimherr
                             Laura T. Starks, Ph.D.
                             Richard A. Zucker

       ADMINISTRATOR,        USAA Investment Management Company
  INVESTMENT ADVISER,        P.O. Box 659453
         UNDERWRITER,        San Antonio, Texas 78265-9825
      AND DISTRIBUTOR

       TRANSFER AGENT        USAA Shareholder Account Services
                             9800 Fredericksburg Road
                             San Antonio, Texas 78288

            CUSTODIAN        State Street Bank and Trust Company
                             P.O. Box 1713
                             Boston, Massachusetts 02105

  INDEPENDENT AUDITOR        Ernst & Young LLP
                             100 West Houston St., Suite 1900
                             San Antonio, Texas 78205

            TELEPHONE        Call toll free - Central time
     ASSISTANCE HOURS        Monday - Friday, 7 a.m. to 10 p.m.
                             Saturday, 8:30 a.m. to 5 p.m.
                             Sunday, 10:30 a.m. to 7 p.m.

       FOR ADDITIONAL        1-800-531-8181, in San Antonio 456-7200
    INFORMATION ABOUT        For account servicing, exchanges,
         MUTUAL FUNDS        or redemptions
                             1-800-531-8448, in San Antonio 456-7202

      RECORDED MUTUAL        24-hour service (from any phone)
    FUND PRICE QUOTES        1-800-531-8066, in San Antonio 498-8066

          MUTUAL FUND        (from touch-tone phones only)
       USAA TOUCHLINE        For account balance, last transaction, fund
                             prices, or to exchange or redeem fund shares
                             1-800-531-8777, in San Antonio 498-8777

      INTERNET ACCESS        USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING 1-800-531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

                                                        [LOGO OF RECYCLED PAPER]
                                                                Recycled
                                                                  Paper

--------------------------------------------------------------------------------

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              USAA                ----------------------------------
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27800-0104                                   (C)2004, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE. This item must be disclosed only in annual reports with fiscal years on or after December 15, 2003.



ITEM 5-6.  (RESERVED)



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.



ITEM 8.  (RESERVED)



ITEM 9.  CONTROLS AND PROCEDURES

The chief executive officer and chief financial officer of USAA Investment Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.